SUPPLEMENT DATED NOVEMBER 2, 2006 TO EACH PROSPECTUS
                AS IT RELATES TO EACH PORTFOLIO SET FORTH BELOW

                               File No. 333-133234
                Claymore Securities Defined Portfolio, Series 295
                  DELTA GLOBAL CANADIAN ENERGY TRUST, SERIES 1

                               File No. 333-136236
                Claymore Securities Defined Portfolio, Series 319
                  DELTA GLOBAL CANADIAN ENERGY TRUST, SERIES 2

                               File No. 333-136702
                Claymore Securities Defined Portfolio, Series 322
                  DELTA GLOBAL CANADIAN ENERGY TRUST, SERIES 3

                               File No. 333-137238
                Claymore Securities Defined Portfolio, Series 328
                  DELTA GLOBAL CANADIAN ENERGY TRUST, SERIES 4


   Notwithstanding anything to the contrary in each Prospectus, please be advised that on October 31, 2006 the Canadian Minister of Finance announced that the Canadian government will propose the introduction of a tax on distributions paid by income trusts, including, presumably, the Canadian Energy Trusts included in the above-captioned portfolios. For existing income funds, the proposed distribution tax will apply in 2011.

   Proposed tax law changes or recharacterizations can have a material impact on the current market value of the Canadian Energy Trusts included in the above-captioned portfolios and consequently, could impact the value of the units of the trusts. Please refer to "Investment Risks" in Part A of each of the above-captioned prospectuses for more information about the risks associated with the trusts' investment in these securities.